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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 13, 2004

                              EATON CORPORATION
     -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Ohio                      1-1396                   34-0196300
   ----------------             ------------               ------------
  (State or other               (Commission               (I.R.S.Employer
  jurisdiction of               File Number)             Identification No.)
   incorporation)

                    Eaton Center
                   Cleveland, Ohio                            44114
      -----------------------------------------          --------------
      (Address of principal executive offices)              (Zip Code)

                                (216) 523-5000
        -------------------------------------------------------------
            (Registrant's telephone number, including area code)


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Item 7.01.        Regulation FD Disclosure.
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         On September 13, 2004, Alexander M. Cutler, the registrant's Chairman and Chief Executive Officer, addressed Morgan Stanley's CEOs Unplugged Industrials Conference in Phoenix, Arizona. During the conference Mr. Cutler reaffirmed, without modification, the registrant's 2004 earnings guidance as previously released. The guidance forecasted net income per share for the third quarter of 2004 to be between $1.00 and $1.10 and full year 2004 net income per share to be between $3.85 and $4.00; operating earnings per share, which exclude restructuring charges to integrate recent acquisitions, to be between $1.05 and $1.15 in the third quarter of 2004, and between $4.00 and $4.15 for the full year 2004; cash flow from operations to be between $950.0 million and $1.0 billion; and free cash flow, which excludes capital expenditures, to be between $650.0 million and $ 700.0 million.

The preceding sentence includes forward-looking statements. These statements should be used with caution and are subject to various risks and uncertainties, many of which are outside the registrant's control. The following factors could cause actual results to differ materially from those in the forward-looking statements: unanticipated changes in the markets for the registrant's business segments; unanticipated downturns in business relationships with customers or their purchases from the registrant; competitive pressures on sales and pricing; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; the introduction of competing technologies; unexpected technical or marketing difficulties; unexpected claims, charges, litigation or dispute resolutions; acquisitions and divestitures; new laws and governmental regulations; interest rate changes; stock market fluctuations; and unanticipated deterioration of economic and financial conditions in the United States and around the world. The registrant does not assume any obligation to update these forward-looking statements.




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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Eaton Corporation


Date: September 13, 2004                        /s/ R.H. Fearon
                                          -----------------------------
                                          R.H. Fearon
                                          Executive Vice President -
                                          Chief Financial and Planning
                                          Officer